UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2025

Crisp Momentum Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Palm Beach Lakes Blvd., Suite 820 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 351-9195

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 9, 2025, Hudgens CPA, PLLC (“Hudgens”) informed Crisp Momentum Inc. (f/k/a OpenLocker Holdings, Inc.) (the “Company”) that it would no longer be conducting public company audits and therefore resigned as the Company’s independent registered public accounting firm.

Hudgens’ reports on the Company’s financial statements for the fiscal years ended July 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended July 31, 2024 and 2023 and the subsequent interim period through September 30, 2024, there were:

(i) No “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Hudgens on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hudgens, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii) No “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Hudgens with a copy of this Form 8-K prior to its filing with the SEC and requested Hudgens to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Hudgens’ letter dated October 3, 2025 is attached as Exhibit 16.1 to this Form 8-K.

On September 23, 2025, the Company appointed M&K CPAs, PLLC (“M&K”) as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2025 and entered into an engagement letter with M&K.

During the fiscal years ended July 31, 2024 and 2023, and through the effective date of M&K’s engagement, neither the Company nor anyone acting on its behalf consulted M&K regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and M&K did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) on accounting principles or practices, financial statement disclosure or auditing scope or procedures or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Hudgens CPA, PLLC to the Securities and Exchange Commission dated October 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crisp Momentum Inc.

Dated: October 9, 2025	By:	/s/ Renger van den Heuvel
	Name:	Renger van den Heuvel
	Title:	Chief Executive Officer